UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  October 1, 2003 (September 29, 2003)

Analysts International Corporation

(Exact name of registrant as specified in its charter)

Minnesota	0-4090	41-0905408
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

3601 West 76th Street, Minneapolis, Minnesota		55435-3000
(Address for principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(952) 835-5900

ITEM 5.  Other Events and Regulation FD Disclosure.

On September 29, 2003, Analysts International Corporation announced the appointment of David J. Steichen at its interim Chief Financial Officer.  The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1.

ITEM 7.  Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press release issued September 29, 2003 announcing appointment of interim Chief Financial Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2003	ANALYSTS INTERNATIONAL CORPORATION

/s/ Colleen M. Davenport
Colleen M. Davenport
Secretary and General Counsel